Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

Dated as of March 17, 2005

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions and other lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A. (“JPMORGAN”), as paying agent and co-administrative agent, and CITICORP USA, INC. (“CITICORP”), as co-administrative agent (JPMorgan and Citicorp together in their capacities as co-administrative agents, the “Administrative Agents”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agents have entered into a Credit Agreement dated as of August 22, 2003 (such Credit Agreement, as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement, but only on the terms and conditions hereinafter set forth.

(3) Accordingly, the Credit Agreement is hereby amended as follows:

SECTION 1. Amendment to Credit Agreement. Section 5.04(d) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 2 below, hereby amended by amending and restating such paragraph to read in its entirety as follows:

“(d) Maximum Capital Expenditures. Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all Capital Expenditures made by the Borrower and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

Amount per annum	Fiscal Year Ending
$ 48,800,000	December 31, 2003
$ 53,300,000	December 31, 2004
$125,000,000	December 31, 2005
$125,000,000	December 31, 2006

Alliance Resource Operating Partners, L.P. – Amendment No. 1

; provided, however, that if, for any Fiscal Year set forth above, the amount specified above for such Fiscal Year exceeds the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such Fiscal Year (the amount of such excess being the “Excess Amount”), the Borrower and its Subsidiaries shall be entitled to make additional Capital Expenditures in the immediately succeeding Fiscal Year in an amount equal to such Excess Amount, in which case the Capital Expenditures made by the Borrower and its Subsidiaries in such immediately succeeding year shall first be applied to such Excess Amount before such Capital Expenditures shall reduce and be applied against the amount of Capital Expenditures otherwise permitted during such immediately succeeding year.”

SECTION 2. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agents shall have received (a) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agents that any such Lender has executed this Amendment; and (b) the consent attached hereto duly executed by each Subsidiary Guarantor under the Subsidiary Guaranty. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

(b) No Default has occurred and is continuing on the date hereof.

SECTION 4 Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agents) in accordance with the terms of Section 8.04 of the Credit Agreement.

Alliance Resource Operating Partners, L.P. – Amendment No. 1

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SECTION 6 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

Alliance Resource Operating Partners, L.P. – Amendment No. 1

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Section 8. Waiver of Jury Trial. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENTS AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS OR THE ACTIONS OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC, its Managing General Partner

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President – Corporate Finance and Treasurer

Alliance Resource Operating Partners, L.P. – Amendment No. 1

JPMORGAN CHASE BANK, N.A. as Paying Agent and Co-Administrative Agent

By:	/s/ Stacey Haimes
Name:	Stacey L. Haimes
Title:	Vice President

CITICORP USA, INC., as Co-Administrative Agent

By:	/s/ Daniel J. Miller
Name:	Daniel J. Miller
Title:	Vice President

Alliance Resource Operating Partners, L.P. – Amendment No. 1

Lenders

CITICORP USA, INC.

		By:	/s/ Daniel J. Miller
		Name:	Daniel J. Miller
		Title:	Vice President

JPMORGAN CHASE BANK, N.A.

		By:	/s/ Stacey Haimes
		Name:	Stacey L. Haimes
		Title:	Vice President

BNP PARIBAS		BNP PARIBAS

By:	/s/ J. Onischuk	By:	/s/ Greg Smothers
Name:	J. Onischuk	Name:	Greg Smothers
Title:	Vice President	Title:	Vice President

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

		By:	/s/ Chih-Tiao Shih
		Name:	Chih-Tiao Shih
		Title:	SAVP & Deputy General Manager

US BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

Alliance Resource Operating Partners, L.P. – Amendment No. 1

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF OKLAHOMA, N.A.

By:	/s/ Jamey C. Webb
Name:	Jamey C Webb
Title:	Assistant Vice President

FIFTH THIRD BANK

By:	/s/ Mike Mendenhall
Name:	Mike Mendenhall
Title:

Alliance Resource Operating Partners, L.P. – Amendment No. 1

CONSENT

Dated as of March 18, 2005

Each of the undersigned, as Subsidiary Guarantors under the Subsidiary Guaranty dated as of August 22, 2003 in favor of the Lender Parties and the Agents (each, as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

ALLIANCE COAL, LLC

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President-Corporate Finance and Treasurer

ALLIANCE LAND, LLC

ALLIANCE PROPERTIES, LLC

ALLIANCE SERVICE, INC.

BACKBONE MOUNTAIN, LLC

EXCEL MINING, LLC

GIBSON COUNTY COAL, LLC

HOPKINS COUNTY COAL, LLC

MC MINING, LLC

METTIKI COAL, LLC

METTIKI COAL (WV), LLC

MT. VERNON TRANSFER TERMINAL, LLC

PONTIKI COAL, LLC

WARRIOR COAL, LLC

WEBSTER COUNTY COAL, LLC

WHITE COUNTY COAL, LLC

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President-Corporate Finance and Treasurer

Alliance Resource Operating Partners, L.P. – Amendment No. 1